UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 28, 2021
Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 South Syracuse Street, Suite 800
Denver, CO 80237
(Address of principal executive offices) (Zip Code)

(720) 428-5050
(Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	PEAK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                                         Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of stockholders (the “Annual Meeting”) of Healthpeak Properties, Inc. (the “Company”) was held on April 28, 2021. At the Annual Meeting, there were present, in person or by proxy, 491,982,264 shares of the Company’s common stock, which represented approximately 91.30% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results of the three proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2021.

Proposal 1. All of the nominees listed below were elected to the Board of Directors of the Company, each having received the affirmative vote of a majority of the votes cast at the Annual Meeting.

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
Brian G. Cartwright	454,956,160	10,230,120	328,341	26,467,643	97.80%
Christine N. Garvey	418,200,673	47,025,764	288,184	26,467,643	89.89%
R. Kent Griffin, Jr.	464,094,815	1,089,053	330,753	26,467,643	99.77%
David B. Henry	416,841,219	48,352,772	320,630	26,467,643	89.61%
Thomas M. Herzog	462,479,055	2,717,281	318,285	26,467,643	99.42%
Lydia H. Kennard	447,006,127	18,212,653	295,841	26,467,643	96.09%
Sara G. Lewis	456,681,069	8,547,215	286,337	26,467,643	98.16%
Katherine M. Sandstrom	456,690,849	8,538,298	285,474	26,467,643	98.16%

Proposal 2. The advisory vote to approve 2020 executive compensation was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
411,018,307	53,584,864	911,450	26,467,643	88.47%

Proposal 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
464,026,241	27,630,722	325,301	N/A	94.38%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2021
Healthpeak Properties, Inc.

	By:	/s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary